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                                                                    EXHIBIT 23.1


The Board of Directors
Modtech, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.


                                            KPMG Peat Marwick LLP


Orange County, California

January 8, 1999